                                                                      EXHIBIT 10

                   TRADEMARK ASSIGNMENT AND PURCHASE AGREEMENT

      AGREEMENT made this 12th day of November 2004 ("Effective Date"), by and between Apple Computer, Inc. ("Apple"), a corporation existing and organized under the laws of the state of California, with offices at 1 Infinite Loop, Cupertino, California 95014, and ARTISTdirect, Inc. ("ARTISTdirect"), a corporation existing and organized under the laws of Delaware, with offices at 10900 Wilshire Blvd., Suite 1400, Los Angeles, California 90024.

      WHEREAS, ARTISTdirect is and/or has been engaged in the business of online and offline music services, including record distribution, music downloads, videos, and promotion and sale of related merchandise and services.

      WHEREAS, to the best of its knowledge, ARTISTdirect owns all right, title and interest in certain trademarks, service marks and trade names, in certain countries of the world, that consist of or incorporate the term IMUSIC, including but not limited to the marks listed on Attachment 1 (the "Marks") and desires to sell all of its worldwide rights in the Marks and the goodwill pertaining thereto to Apple.

      WHEREAS, Apple desires to purchase from ARTISTdirect the Marks and all of ARTISTdirect's associated worldwide rights and documentation, including the goodwill pertaining thereto.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Sale And Assignment Of Trademark. ARTISTdirect shall sell, transfer, assign, deliver and quitclaim to Apple, and Apple shall purchase and acquire, all of ARTISTdirect's rights, title, and interest in and to the Marks, including without limitation, the goodwill pertaining to the Marks and all related worldwide applications and registrations therefor. The Marks to be sold, transferred, assigned, delivered and quitclaimed shall consist of those registrations and applications owned by ARTISTdirect on the date of execution of this Agreement that consist of or incorporate the term IMUSIC, including those listed in Attachment 1, all domain names owned by ARTISTdirect that consist of or incorporate the term IMUSIC, including those listed in Attachment 2 (the "Domain Names"), and all common law rights in the Marks. The sale shall be made free and clear of all liabilities, obligations, security interests, and encumbrances, except those expressly assumed by Apple. Apple shall purchase the Marks and the goodwill pertaining thereto for five hundred thousand U.S. dollars (US$500,000.00) ("Purchase Price").

2. Phase-Out Period. Notwithstanding the foregoing, ARTISTdirect is entitled to a phase-out period of ninety (90) days from the Effective Date of this Agreement during which it will cease all use of the Marks (the "Phase-Out Period"). ARTISTdirect agrees to do nothing during this phase-out period that would be adverse to the rights it is transferring to Apple in this Agreement. Without limiting the generality of the preceding sentence, ARTISTdirect and its licensees shall not release any additional albums or other new goods or services under the Marks during the Phase-Out Period. Notwithstanding anything to the contrary in this Agreement, ARTISTdirect and its licensees may continue to sell off any existing inventory of compact discs bearing the Marks (the "Inventory") until the Inventory is fully depleted. To the best of ARTISTdirect's knowledge, attached hereto as Attachment 3 is a complete list of all existing inventory bearing the Marks. Within ten (10) business days following the Effective Date, ARTISTdirect shall provide to Apple a list of licensees of the IMUSIC mark. Upon conclusion of the Phase-Out Period, ARTISTdirect shall provide to Apple copies of any notices sent to such licensees terminating such licensees' right to use the Marks, notwithstanding such licensees' continuing right to sell off the Inventory.

3. Intentionally omitted.

4. Payment. Apple shall deliver to ARTISTdirect the Purchase Price within seven
(7) days following the Effective Date via wire transfer or according to such other instructions as ARTISTdirect will provide.

5. No Assumption of Liabilities. Apple shall not assume, and shall not be liable for, any liabilities, obligations and commitments of ARTISTdirect other than those expressly assumed in this Agreement.

6. Representations And Warranties Of ARTISTdirect.

      (a) ARTISTdirect is a corporation validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority required to carry on its business as now conducted.

      (b) The execution, delivery and performance by ARTISTdirect of this Agreement and the consummation by ARTISTdirect of the transaction contemplated in this Agreement are within ARTISTdirect's corporate powers and have been duly authorized by all necessary corporate action on the part of ARTISTdirect. This Agreement constitutes a valid and binding agreement of ARTISTdirect enforceable in accordance with its terms.

      (c) The execution, delivery and performance by ARTISTdirect of this Agreement do not and will not (i) result in the creation or imposition of any lien on any asset, (ii) contravene or conflict with the articles of incorporation or bylaws of ARTISTdirect, or (iii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to ARTISTdirect.

      (d) ARTISTdirect warrants that, to the best of its knowledge, it is the owner of all right, title, and interest in and to the registrations and applications for the Marks identified in Attachment 1. ARTISTdirect also warrants that it has no actual knowledge of any other party using any trademark, trade name, service mark, or any other indicia of origin upon which the Marks would infringe or with which the Marks would likely be confused. ARTISTdirect warrants that, to the best of its knowledge, except as otherwise set forth in Attachment 4, the registrations and applications identified in Attachment 1 are not subject to any currently pending challenges by any third party.

      (e) ARTISTdirect represents that, to the best of its knowledge, except as otherwise set forth in Attachment 4, there are no actions, suits or proceedings before any court, agency or other governmental body pending or threatened which involve the Marks.

      (f) ARTISTdirect represents that it has not assigned or transferred any of its rights in the Marks to any other party.

7. Representations And Warranties Of Apple.

      (a) Apple Computer, Inc. is a corporation validly existing and in good standing under the laws of the State of California and has all corporate power and authority required to carry on its business as now conducted.

      (b) The execution, delivery and performance by Apple of this Agreement and the consummation by Apple of the transactions contemplated hereby are within the corporate powers of Apple and have been duly authorized by all necessary corporate action on the part of Apple.

This Agreement constitutes a valid and binding agreement of Apple enforceable in accordance with its terms.

      (c) The execution, delivery and performance by Apple of this Agreement do not and will not contravene or conflict with the articles of incorporation or bylaws of Apple or any agreement to which Apple is a party or is bound. The execution, delivery and performance by Apple of this Agreement do not and will not contravene, conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Apple.

8. Cooperation. Apple and ARTISTdirect shall (i) reasonably cooperate in providing each other with information reasonably requested to assist in the completion of tax returns and reports; (ii) reasonably cooperate in preparing for or responding to any audits by or disputes with any taxing authorities relating to the ownership of the Marks; and (iii) make available to the other such information, records and documents relating to the foregoing, to the extent that the same are in the actual possession or control of such party. Additionally, ARTISTdirect shall provide Apple, at Apple's sole cost, with information, records and documents in ARTISTdirect's actual possession or control to the extent the same is reasonably necessary to assist Apple: (I) in defending any challenge to a registration or application of one of the Marks;
(II) in the transfer and assignment of the Domain Names from ARTISTdirect to Apple; and (III) in demonstrating use of the Marks for purposes of filing renewals or extensions.

9. Non-Assignable Contracts. Nothing contained in this Agreement shall be construed as an attempt to assign any contract (i) which is not assignable by law without the consent of the other party or parties thereto, unless such consent shall have been given, or (ii) as to which all the rights enjoyed by ARTISTdirect would not as a matter of law, pass to Apple as an incident of the assignments contemplated by this Agreement.

10. Documents To Be Delivered By ARTISTdirect. ARTISTdirect shall promptly turn over to Apple, at Apple's sole cost, copies of all records in ARTISTdirect's actual possession or control that are directly related to the prosecution of the Marks including, but not limited to, copies of all domestic and international trademark files and samples or specimens of the products or services on which the Marks are or have been used to the extent such samples or specimens are reasonably available. Additionally, ARTISTdirect agrees reasonably to cooperate with Apple, at Apple's sole cost, in the recordation of the assignment of the registrations and applications identified in Attachment 1, and, specifically, ARTISTdirect agrees to execute any documents necessary for said recordal, including, but not limited to, any confirmatory assignment documents drafted for the purpose of recording an assignment of a registration or application in the governmental Trademark Office of a country where such registration or application exists. Apple shall solely bear all costs of any authentications or legalizations necessary in connection with the execution and recordation of the aforementioned documents. ARTISTdirect shall deliver to Apple all instruments of assignment of the Marks, in the form and substance of the assignment document attached hereto as Attachment 5, conveying to Apple all of ARTISTdirect's right, title and interest in and to the Marks, as well as all instruments of assignment of the Domain Names, in the form and substance of the assignment document attached hereto as Attachment 6.

11. Indemnification.

      (a) ARTISTdirect shall indemnify and hold Apple harmless against any and all claims, damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable actual attorneys' fees and expenses incurred in connection with any action, suit or proceeding) incurred or suffered by Apple arising out of or related to: (i) a breach of the warranties set forth in Paragraph 6 above; or (ii) any use of the Marks and the Domain Names by or on behalf of ARTISTdirect, its affiliates, agents, assignees, and licensees from and after the Effective Date.

      (b) Apple shall indemnify and hold ARTISTdirect harmless against any and all claims, damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable actual attorneys' fees and expenses incurred in connection with any action, suit or proceeding) incurred or suffered by ARTISTdirect arising out of or related to a breach of the warranties set forth in Paragraph 7 above.

12. Miscellaneous.

      (a) Expenses. Apple shall pay all costs associated with recordation and assignment fees that will be incurred under this Agreement, as well as all sales, transfer, and documentary taxes payable in connection with the sales, transfers, conveyances, and deliveries to be made to Apple under this Agreement. Each party shall bear any additional expenses incurred by it in connection with the negotiation and execution of this Agreement and the consummation of the transaction provided for herein.

      (b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No rights or obligations created under this Agreement may be assigned by either party without the prior written consent of the other.

      (c) Entire Agreement. This Agreement, including the Attachments hereto, represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes any prior understandings and agreements between such parties with respect to such subject matter. This Agreement can be amended, supplemented, or changed only by an instrument in writing which makes specific reference to this Agreement and which is signed by the party against whom enforcement of any such amendment, supplement or change is sought.

      (d) Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each were upon the same instrument.

      (e) Notices. All notices, demands and requests required or permitted to be given under this Agreement shall be in writing and shall be delivered or mailed as listed below, or to such address as ARTISTdirect or Apple shall have designated by like notice. Notice shall be deemed given on the date of receipt:

      If to ARTISTdirect:

      President
      ARTISTdirect, Inc.
      10900 Wilshire Blvd., Suite 1400
      Los Angeles, California 90024

            with a required copy to:

            Robert A. Rosenbloum, Esq.
            Greenberg Traurig, LLP
            3290 Northside Parkway, Suite 400
            Atlanta, Georgia 30327

      If to Apple:

      Kevin Saul, Esq.
      Apple Computer, Inc.
      1 Infinite Loop, MS:3-TM
      Cupertino, California 95014

      (f) Waiver. The failure of either party to insist upon strict performance of any provision of this Agreement or to exercise any option, right, or remedy contained in this

Agreement shall not constitute a waiver or a relinquishment for the future of such provision, option, right, or remedy. No waiver by either party of any provision of this Agreement shall be deemed to have been made unless expressed in writing and signed by such party.

      (g) Partial Invalidity. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision which is valid and enforceable and most nearly reflects the original intent of the invalid or unenforceable provision.

      (h) Relationship. The relationship of ARTISTdirect and Apple shall be that of purchaser and buyer, and nothing contained in this Agreement shall be construed to create a partnership or joint venture between them or their respective successors in interest.

      (i) Confidentiality. The matters set forth in this Agreement are strictly confidential, and, except as otherwise required by law, rule or regulation, or permitted by this Agreement, each party shall make every reasonable effort to ensure that the information contained herein or received pursuant hereto is not disclosed to any person who is not a party hereto without the prior written consent of the other party. No statement shall be provided to the press regarding this Agreement without the prior written consent of both parties; provided, however: (A) Apple may disclose this Agreement to (i) any Governmental authority or (ii) any financial institution (including banks and insurance companies) which may finance the Purchase Price under this Agreement; and (B) ARTISTdirect may disclose this Agreement (including any terms thereof) to any Governmental or regulatory authority (including the Securities & Exchange Commission), and file reports regarding this Agreement (including any terms thereof) with any such Governmental or regulatory authority (including the Securities & Exchange Commission). This covenant shall extend beyond the Effective Date.

      (j) Applicable Law and Jurisdiction. This Agreement is executed pursuant to, and shall be construed under and governed exclusively by, the laws of the State of California, United States of America, without regard to the conflict of law provisions thereof. Each party hereby expressly and irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of California in any suit, action, or proceeding arising, directly or indirectly, out of or relating to this Agreement.

      IN WITNESS WHEREOF, ARTISTdirect and Apple shall cause this Agreement to be duly executed by their duly authorized representatives on this ____day of __________, 2004.

        ARTISTdirect, Inc.

        /s/ ROBERT N. WEINGARTEN
        -------------------------
Name:   Robert N. Weingarten
Title:  Chief Financial Officer
Date:   October 12, 2004

        Apple Computer, Inc.

        /s/ GEORGE NEILL
        --------------------
Name:   George Neill
Title:  Sr. Director, WW Marketing Communications
Date:   November 12, 2004

        /s/ BOB BAINBRIDGE
        --------------------
Name:   Bob Bainbridge
Title:  Director of Corporate Procurement
Date:   November 22, 2004

                                  ATTACHMENT 1

                IMUSIC TRADEMARK REGISTRATIONS AND APPLICATIONS

                 IMUSIC TRADEMARK AND SERVICE MARK REGISTRATIONS
                                   WORLDWIDE

  MARK/                     SERIAL/
COUNTRY                    REG. NO.      INT'L CLASS                             GOODS/SERVICES COVERED
-----------------------------------------------------------------------------------------------------------------------------------
IMUSIC                     1922962            9             Compact discs; CD-ROMs; pre-recorded audiotapes; pre-recorded digital audio and audiovisual tapes; phonograph records featuring music;
ARGENTINA                                                   pre-recorded video tapes; pre-recorded video discs; DVDs; musical sound recordings and downloadable musical sound recordings; audiovisual recordings and downloadable audiovisual recordings in the fields of entertainment and music.

IMUSIC                     1834533            35            All services in the class, namely advertising and business.
                                                            [Computerized on-line retail services featuring musical sound and video
ARGENTINA                                                   recordings, clothing, and related merchandise in the field of entertainment and music; dissemination of advertising for others via a global computer information network; opinion polling for business or advertising purposes; classified advertising services for others; and
                                                            promoting the sale of goods and services of others through promotional contests.]

IMUSIC                     1834534            38            All services in the class, namely communications. [Providing on-line electronic bulletin boards for the transmission of messages among
ARGENTINA                                                   computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest; broadcasting pre-recorded and live audio and audio-visual material in the fields of entertainment and music via a global computer network.]

IMUSIC                     1834535            41            All services in the class, namely education and entertainment.
                                                            [Providing entertainment and educational services, namely, developing
ARGENTINA                                                   and disseminating in audio, audio-visual and print formats delivered by an on-line global computer network online visual arts, music, and entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit and receive information in the field entertainment; computer services, namely a website which allows users to access, transmit and receive pre-recorded and live audio, audio-visual and print content in the fields of entertainment and music by a variety of media, namely, cable television, television, global computer networks, commercial online networks, narrowband and broadband media.]

IMUSIC                     1834536            42            All services in the class.  [Computer services, namely, providing on-line newsletters, magazines, e-zines, articles, interviews and
ARGENTINA                                                   reviews in the fields of entertainment and music; computer services, namely providing databases featuring general and local news and other information of interest in the fields of entertainment and music and links to related websites; and providing access to interactivce databases to access, transmit and/or receive content via the on-line global computer network in audio, audiovisual and print formats in the fields of entertainment and music; computer services, namely, creating, developing and hosting the websites of others; and providing serach engines for obtaining data in the fields of entertainment and music on a global computer network.]

IMUSIC                     1051838            35, 38, 41    Promoting the goods and services of others by preparing and placing
                                              and 42        advertisements and promotions on a website accessed through a global
CANADA                                                      computer information network; promoting the sale of goods and services of others through promotional contests; and providing on-line retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music; Providing access to on-line chat rooms for transmission of messages among

  MARK/                     SERIAL/
COUNTRY                    REG. NO.      INT'L CLASS                             GOODS/SERVICES COVERED
-----------------------------------------------------------------------------------------------------------------------------------
                                                            computer users concerning entertainment, music, and topics of general interest; providing on-line electronic bulletin boards for the transmission of messages among computer users concerning entertainment, music, and topics of general interest; and access to webcasting audio-visual programming in the fields of entertainment and music via a global computer network;

                                                            Providing entertainment services, namely, developing and disseminating in audio, audio-visual and print formats delivered by an on-line global computer network, online visual arts, music, and entertainment information in the fields of entertainment and music; providing an on-line computer database to access, transmit and receive information in the fields of music and entertainment; computer services, namely a website which allows users to access, transmit, and receive pre-recorded and live audio, audiovisual, and print content in the fields of entertainment and music and links to related websites; and providing information in the fields of entertainment and music by a variety of media, namely, cable television, television, global computer networks, commercial online networks, narrow and broadband media;

                                                            Computer services, namely providing online newsletters, e-zines, magazines, articles, interviews, and reviews in the field of entertainment and music; computer services, namely, providing databases featuring information in the fields of entertainment and music and links to related websites; providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audiovisual and print formats in the fields of entertainment and music; computer services, namely, providing search engines for obtaining data in the fields of entertainment and music on a global computer network; computer services, namely designing and implementing webpages for others.

                                                            (*SIMILAR TO CLASSES 35, 38, 41, AND 42, THERE ARE NO INTERNATIONAL
                                                            CLASSES IN CANADA)

IMUSIC                     573809             35            Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global
CHILE                                                       computer information network and other media, namely, cable television, television, global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and on-line retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music.

IMUSIC                     573808             38            Providing on-line chat rooms for transmission of messages among computer users concerning entertainment, music and topics of general interest;
CHILE                                                       providing on-line electronic bulletin boards for the transmission of messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest;
                                                            webcasting audio-visual programming in the fields of entertainment and music via a global computer network.

IMUSIC                     574471             41            Providing entertainment and educational services, namely, developing and disseminating in audio, audio-visual and print formats delivered by an
CHILE                                                       on-line global computer network online visual arts, music, and entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit and receive information in the field of entertainment; computer services, namely a website which allows users to access, transmit, and receive pre-recorded audio, audio-visual, and print content in the fields of entertainment and music and links to related websites; and
                                                            providing information in the fields of entertainment and music by a variety of media, namely cable television, television, global computer networks commercial on-line networks, narrowband and broadband media.

  MARK/                     SERIAL/
COUNTRY                    REG. NO.      INT'L CLASS                             GOODS/SERVICES COVERED
-----------------------------------------------------------------------------------------------------------------------------------
IMUSIC                     574470             42            Computer services, namely, providing on-line newsletters, magazines,
                                                            e-zines, articles, interviews and reviews in the fields of entertainment
CHILE                                                       and music; computer services, namely, providing databases featuring general and local news and other information of interest in the fields of entertainment and music and links to related websites; providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audiovisual and print formats in the fields of entertainment and music and links to related websites.

IMUSIC                     121899             35            Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global
COSTA RICA                                                  computer information network and other media, namely, cable television, television, global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and on-line retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music.

IMUSIC                     121897             38            Providing on-line chat rooms for transmission of messages among computer users concerning entertainment, music and topics of general interest;
COSTA RICA                                                  providing on-line electronic bulletin boards for the transmission of messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest; webcasting audio-visual programming in the fields of entertainment and music via a global computer network.

IMUSIC                     121135             41            Providing entertainment and educational services, namely, developing and disseminating in audio, audio-visual and print formats delivered by an
COSTA RICA                                                  on-line global computer network, online visual arts, music, and entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit and receive information in the field of entertainment; and computer services, namely a website that allows users to access, transmit, and receive pre-recorded and live audio, audio-visualm and print content in the fields of entertainment and music by a variety of media, namely cable television, television, global computer networks commercial on-line networks and broadband media.

IMUSIC                     121898             42            Computer services, namely, providing on-line newsletters, magazines,
                                                            e-zines, articles, interviews and reviews in the fields of entertainment
COSTA RICA                                                  and music; computer services, namely, providing databases featuring general and local news and other information of interest in the fields of entertainment and music and links to related websites; providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audiovisual and print formats in the fields of entertainment and music and links to related websites.

IMUSIC                     023164528          9             Musical sound recordings and downloadable musical sound recordings;
                                                            audiovisual recordings and downloadable audiovisual recordings in the
FRANCE                                                      fields of entertainment and music; compact discs (CDs); CD-ROMs;
                                                            pre-recorded audio tapes; pre-recorded digital audio and audiovisual tapes; phonograph records featuring music; pre-recorded video tapes;
                                                            pre-recorded video discs; and DVDs

IMUSIC                     4402591            9             Records, metronomes, pre-recorded video-discs and videotapes.

JAPAN

  MARK/                     SERIAL/
COUNTRY                    REG. NO.      INT'L CLASS                             GOODS/SERVICES COVERED
-----------------------------------------------------------------------------------------------------------------------------------
IMUSIC                     105630             35            Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global
PANAMA                                                      computer information network and other media, namely, cable television, television, global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and on-line retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music.

IMUSIC                     105631             38            Providing on-line chat rooms for transmission of messages among computer users concerning entertainment, music and topics of general interest;
PANAMA                                                      providing on-line electronic bulletin boards for the transmission of messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest;
                                                            webcasting and audio-visual programming in the fields of entertainment and music via a global computer network.

IMUSIC                     105633             41            Providing entertainment and educational services, namely, developing and disseminating in audio, audio-visual and print formats delivered by an
PANAMA                                                      on-line global computer network, online visual arts, music, entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit and receive information in the field of entertainment; computer services, namely,a website which allows users to access, transmit, and receive pre-recorded and live audio, audio-visual and print content in the fields of entertainment and music and links to related websites; and
                                                            providing information in the fields of entertainment and music by a variety of media, namely cable television, television, global computer networks, commercial on-line networks, narrowband and broadband media.

IMUSIC                     105632             42            Computer services, namely providing on-line newsletters, magazines,
                                                            e-zines, articles, interviews, and reviews in the fields of
PANAMA                                                      entertainment and music; computer services, namely providing databases featuring general and local news and other information of interest in the fields of entertainment and music, and links to related websites;
                                                            and providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audio-visual and print formats in the fields of entertainment and music and links to related websites.

IMUSIC                     083473             9             Musical sound recordings and downloadable musical sound recordings;
                                                            audiovisual recordings and downloadable audiovisual recordings in the
PERU                                                        fields of entertainment and music; compact discs (CDs); CD-ROMs;
                                                            pre-recorded audio tapes; pre-recorded digital audio and audiovisual tapes; phonograph records featuring music; pre-recorded video tapes;
                                                            pre-recorded video discs; and DVDs.

IMUSIC                     022835             35            Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global
PERU                                                        computer information network and other media, namely, cable television, television, global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and on-line retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music.

  MARK/                    SERIAL/
COUNTRY                    REG. NO.      INT'L CLASS                             GOODS/SERVICES COVERED
-----------------------------------------------------------------------------------------------------------------------------------
IMUSIC                     022836             38            Providing on-line chat rooms for transmission of messages among computer users concerning entertainment, music and topics of general interest;
PERU                                                        providing on-line electronic bulletin boards for the transmission of messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest;
                                                            webcasting audio-visual programming in the fields of entertainment and music via a global computer network.

IMUSIC                     028757             41            Providing entertainment and educational services, namely, developing and disseminating in audio, audio-visual and print formats delivered by an
PERU                                                        on-line global computer network online visual arts, music, and entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit and receive information in the field of entertainment; and providing databases featuring general and local news and other information of interest in the fields of entertainment and music by a variety of media, namely cable television, television, global computer networks, commercial on-line networks, and broadband media.

IMUSIC                     022760             42            Computer services, namely, providing access to databases featuring information.
PERU

IMUSIC                     50160              38            Webcasting audio-visual programing in the fields of entertainment and music via a global computer network.
PUERTO RICO

IMUSIC                     2,513,978          35            Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global
UNITED STATES                                               computer information network and other media, namely, cable television, television, global computer networks, commercial on-line networks, narrowband, and broadband media; promoting the sale of goods and services of others through promotional contests; and on-line retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music.

IMUSIC                     2,511,614          38            Providing on-line chat rooms for transmission of messages among computer users concerning entertainment, music, and topics of general interest;
UNITED STATES                                               providing on-line electronic bulletin boards for the transmission of messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music, and topics of general interest;
                                                            broadcasting pre-recorded and live audio and audio-visual material in the fields of entertainment and music via a variety of media, namely, the internet, cable television, television, radio, online information services, narrowband, and broadband media.

IMUSIC                     2,511,615          41            Providing entertainment and educational services, namely, developing and disseminating in audio, audio-visual, and print formats, delivered by an
UNITED STATES                                               on-line global computer network, online visual arts, music, and entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit, and receive information in the field of entertainment, and links to related websites; and providing databases featuring general and local news and other information of interest in the fields of entertainment and music and links to related websites.

IMUSIC                     2,511,613          42            Computer services, namely, providing on-line magazines and newsletters featuring articles, interviews, and reviews in the field of music and
UNITED STATES                                               entertainment.

  MARK/                     SERIAL/
COUNTRY                    REG. NO.      INT'L CLASS                             GOODS/SERVICES COVERED
-----------------------------------------------------------------------------------------------------------------------------------
IMUSIC                     2000-003536        35            Computerized on-line retail services featuring musical sound and video recordings, clothing, and related merchandise in the fields of
VENEZUELA                                                   entertainment and music; dissemination of advertising for others via a global computer information network; opinion polling for business or advertising purposes; classified advertising services for others; and
                                                            promoting the sale of goods and services of others through promotional contests.

                        IMUSIC DOMESTIC AND INTERNATIONAL
                           TRADEMARK AND SERVICE MARK
                              PENDING APPLICATIONS

 MARK/                  SERIAL/
COUNTRY                APP. NO.      INT'L CL.                            GOODS/SERVICES COVERED
-----------------------------------------------------------------------------------------------------------------------------
IMUSIC                824492617         9          Downloadable musical sound recordings and audiovisual recordings via the
                                                   Internet; pre-recorded magnetic cards, disks and tapes; pre-recorded CDs and CD-ROMs; other records; CDs; pre-recorded video disks, video tapes and
BRAZIL                                             DVDs; and DVDs.

IMUSIC                821955780         35         Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global computer information network and other media, namely, cable television,
BRAZIL                                             global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and on-line retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music.

IMUSIC                821955799         38         Providing on-line electronic bulletin boards for the transmission of messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest;
BRAZIL                                             webcasting audio-visual programming in the fields of entertainment and music via a global computer network.

IMUSIC                821955802         41         Providing entertainment and educational services, namely, developing and disseminating in audio, audio-visual and print formats delivered by an on-line global computer network, online visual arts, music, and
BRAZIL                                             entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit and receive information in the field of entertainment; and computer services, namely a website that allows users to access, transmit, and receive pre-recorded and live audio, audio-visualm and print content in the fields of entertainment and music by a variety of media, namely cable television, television, global computer networks, commercial on-line networks, and broadband media.

 MARK/                  SERIAL/
COUNTRY                APP. NO.      INT'L CL.                            GOODS/SERVICES COVERED
-----------------------------------------------------------------------------------------------------------------------------
IMUSIC                821955772         42         Computer services, namely providing on-line newsletters, magazines,
                                                   e-zines, articles, interviews, and reviews in the fields of entertainment and music; computer services, namely providing databases featuring general
BRAZIL                                             and local news and other information of interest in the fields of entertainment and music, and links to related websites; and providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audio-visual and print formats in the fields of entertainment and music; computer services, namely creating, developing and hosting websites for others, and providing search engines for obtaining data in the fields of entertainment and music on a global computer network.

IMUSIC                20020003184       9          Downloadable musical sound recordings and audiovisual recordings via the
                                                   Internet; pre-recorded magnetic cards, disks and tapes; pre-recorded CDs and CD-ROMs; other records; CDs; pre-recorded video disks, video tapes and
COSTA RICA                                         DVDs; and DVDs.

IMUSIC                302245448/09      9          Electronic data carriers storing musical recordings, sound, and visual recordings in the field of entertainment and music; compact discs (CDs);
                                                   CD-ROMs; pre-recorded audio cassettes; pre-recorded digital audio and
GERMANY                                            audiovisual tapes; records; pre-recorded video tapes; pre-recorded video discs; and DVDs.

IMUSIC                546297            9          Downloadable musical sound recordings and audiovisual recordings via the
                                                   Internet; pre-recorded magnetic cards, disks and tapes; pre-recorded CDs and CD-ROMs; other records; CDs; pre-recorded video disks, video tapes and
MEXICO                                             DVDs; and DVDs.


IMUSIC                76/399,164        9          Musical sound recordings and downloadable musical sound recordings;
                                                   audiovisual recordings and downloadable audiovisual recordings featuring musical entertainment; compact discs; CD-ROMs; pre-recorded audio tapes,
UNITED STATES                                      pre-recorded digital audio and audiovisual tapes, phonograph records, pre-recorded video tapes, pre-recorded video discs, and DVDs, all featuring musical entertainment.

                        IMUSIC DOMESTIC AND INTERNATIONAL
                           TRADEMARK AND SERVICE MARK
                             ABANDONED APPLICATIONS
                                    6/10/2004

 MARK/                 SERIAL/
COUNTRY                APP NO.         INT'L CL.                           GOODS/SERVICES COVERED
-------------------------------------------------------------------------------------------------------------------------------
IMUSIC                 912099           9          Musical sound recordings and downloadable musical sound recordings;
                                                   audiovisual recordings and downloadable audiovisual recordings in the fields of entertainment and music; compact discs (CDs); CD-ROMs; pre-recorded audio
AUSTRALIA                                          tapes; pre-recorded digital audio and audiovisual tapes; phonograph records featuring music; pre-recorded video tapes; pre-recorded video discs; and
                                                   DVDs.

IMUSIC                 818868           35, 41     Promoting the goods and services of others by preparing and placing
                                        and 42     promotions on a website accessed through a global computer information network; advertising services namely, preparing and placing advertisements
AUSTRALIA                                          and promotions on a website accessed through a global computer network;
                                                   promoting the sale of goods and services of others through promotional contests; on-line retailing of musical sound and video recordings and related merchandise in the fields of entertainment and music;

                                                   Electronic publication services, namely, providing online newsletters, magazines, e-zines (electronic magazines), articles, interviews and reviews in the fields of entertainment and music; providing entertainment services, namely, developing and disseminating in audio, audiovisual and print formats delivered by an on-line global computer network; on-line visual arts, music and entertainment information in the fields of entertainment and music; and
                                                   providing information in the fields of entertainment and music by a variety of media, namely, cable television, television, global computer networks, commercial online networks, narrowband and broadband media;

                                                   Computer services, being the provisions of links and access to entertainment and music websites; providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audio-visual and print formats in the fields of entertainment and music; providing search engines for obtaining data in the fields of entertainment and music; providing search engines for obtaining data in the fields of entertainment and music on a global computer network; providing access to on-line chat rooms for transmission of messages among computer users concerning entertainment, music, and topics of general interest;
                                                   providing access to on-line electric bulletin boards for the transmission of messages among computer users concerning entertainment, music and topics of general interest; and access to webcasting audio visual programming in the fields of entertainment and music via a global computer network.

 MARK/                 SERIAL/
COUNTRY                APP NO.         INT'L CL.                           GOODS/SERVICES COVERED
-------------------------------------------------------------------------------------------------------------------------------
IMUSIC                 140079           9          Musical sound recordings and downloadable musical sound recordings;
                                                   audiovisual recordings and downloadable audiovisual recordings in the fields of entertainment and music; compact discs (CDs); CD-ROMs; pre-recorded audio
CANADA                                             tapes; pre-recorded digital audio and audiovisual tapes; phonograph records featuring music; pre-recorded video tapes; pre-recorded video discs; and
                                                   DVDs.

IMUSIC                 002695328        9          Musical sound recordings and downloadable musical sound recordings;
                                                   audiovisual recordings and downloadable audiovisual recordings in the fields of entertainment and music; compact discs (CDs); CD-ROMs; pre-recorded audio
EUROPEAN COMMUNITY                                 tapes; pre-recorded digital audio and audiovisual tapes; phonograph records featuring music; pre-recorded video tapes; pre-recorded video discs; and
                                                   DVDs.

IMUSIC                 001475151        9, 35,     Publications in electronic form supplied on-line from databases or
                                        38 , 41,   facilities provided on the Internet (including web sites); computer
                                        (42)       software; computer software for searching and retrieving music related
EUROPEAN COMMUNITY                                 information, and computer software for licensing and registering rights in music and audio works; compact discs; records; tapes; mini discs; CD- ROMs;
                                                   videos; DVDs;

                                                   Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global computer information network and other media, namely, cable television, television, global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and on-line retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music;

                                                   Providing on-line chat rooms for transmission of messages among computer users concerning entertainment, music and topics of general interest;
                                                   providing on-line electronic bulletin boards for the transmission of messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest; and webcasting audio-visual programming in the fields of entertainment and music via a global computer network; providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audio-visual and print formats in the fields of entertainment and music and links to related websites;

                                                   Providing entertainment and educational services, namely, developing and disseminating in audio, audio-visual and print formats delivered by an on-line global computer network, on-line visual arts, music, and entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit and receive information in the field of entertainment; computer

 MARK/                 SERIAL/
COUNTRY                APP NO.         INT'L CL.                            GOODS/SERVICES COVERED
-------------------------------------------------------------------------------------------------------------------------------
                                                   services, namely, a website which allows users to access, transmit and receive pre-recorded and live audio, audio-visual and print content in the fields of entertainment and music and links to related websites; and
                                                   providing information in the fields of entertainment and music by a variety of media, namely, cable, television, television, global computer networks, commercial on-line networks, narrowband and broadband media;

                                                   Computer services, namely, providing on-line newsletters, magazines, e-zines, articles, interviews and reviews in the fields of entertainment and music;
                                                   computer services, namely, providing databases featuring general and local news and other information of interest in the fields of entertainment and music and links to related websites;

IMUSIC                 2002-37089       9          Downloadable musical sound recordings and audiovisual recordings via the
                                                   Internet; pre-recorded magnetic cards, disks and tapes; pre-recorded CDs and
JAPAN                                              CD-ROMs; other records; CDs; pre-recorded video disks, video tapes and DVDs; and
                                                   DVDs.

IMUSIC                 2000-006761      35, 38,    Promoting the goods and services of others by preparing and placing
                                        41 and 42  advertisements and promotions on a website accessed through a global
JAPAN                                              computer information network and other media, namely, cable television, television, global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and online retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music;

                                                   Providing on-line chat rooms for transmission of messages among computer users concerning entertainment, music, and topics of general interest;
                                                   providing on-line electronic bulletin boards for the transmission of messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest; and webcasting audiovisual programming in the fields of entertainment and music via a global computer network;

                                                   Providing entertainment and educational services, namely, developing and disseminating in audio, audiovisual and print formats delivered by an on-line global computer network; on-line visual arts, music and entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit, and receive information in the fields of entertainment; computer services, namely a website which allows users to access, transmit and receive pre-recorded and live audio, audio-visual and print content in the fields of entertainment and music and links to related websites; and providing information in the fields of entertainment and music by a variety of media, namely, cable television, television, global computer

 MARK/                 SERIAL/
COUNTRY                APP NO.       INT'L CL.                             GOODS/SERVICES COVERED
-------------------------------------------------------------------------------------------------------------------------------
                                                   networks, commercial online networks, narrowband and broadband media;

                                                   Computer services, namely providing on-line newsletters, magazines, e-zines, articles, interviews and reviews in the fields of entertainment and music;
                                                   computer services, namely providing databases featuring general and local news and other information of interest in the fields of entertainment and music and links to related websites; providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audio-visual and print formats in the fields of entertainment and music and links to related websites.

IMUSIC                 413130           35         Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global computer information network and other media, namely, cable television,
MEXICO                                             television, global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and online retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music.

IMUSIC                 413131           38         Providing on-line chat rooms for transmission of messages among computer users concerning entertainment, music, and topics of general interest;
                                                   providing on-line electronic bulletin boards for the transmission of
MEXICO                                             messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest; and
                                                   webcasting audiovisual programming in the fields of entertainment and music via a global computer network.

IMUSIC                 413132           41         Providing entertainment and educational services, namely, developing and disseminating in audio, audiovisual and print formats delivered by an on-line global computer network; on-line visual arts, music and
MEXICO                                             entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit, and receive information in the fields of entertainment and music; computer services, namely a website which allows users to access, transmit and receive pre-recorded and live audio, audio-visual and print content in the fields of entertainment and music and links to related websites; and
                                                   providing information in the fields of entertainment and music by a variety of media, namely, cable television, television, global computer networks, commercial online networks, narrowband and broadband media.

IMUSIC                 419154           42         Computer services, namely providing on-line newsletters, magazines, e-zines, articles, interviews and reviews in the fields of entertainment and music;
                                                   computer services, namely providing databases featuring general and local
MEXICO                                             news and other information of interest in the fields of

 MARK/                 SERIAL/
COUNTRY                APP NO.       INT'L CL.                             GOODS/SERVICES COVERED
-------------------------------------------------------------------------------------------------------------------------------
                                                   entertainment and music and links to related websites; providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audio-visual and print formats in the fields of entertainment and music and links to related websites.

IMUSIC                 607498           35         Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global computer information network and other media, namely, cable television,
NEW ZEALAND                                        television, global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and online retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music.

IMUSIC                 607499           38         Providing on-line chat rooms for transmission of messages among computer users concerning entertainment, music, and topics of general interest;
                                                   providing on-line electronic bulletin boards for the transmission of
NEW ZEALAND                                        messages among computer users concerning employment opportunities, used goods, tickets, entertainment, music and topics of general interest; and
                                                   webcasting audiovisual programming in the fields of entertainment and music via a global computer network.

IMUSIC                 607500           41         Providing entertainment and educational services, namely, developing and disseminating in audio, audiovisual and print formats delivered by an on-line global computer network; on-line visual arts, music and
NEW ZEALAND                                        entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit, and receive information in the fields of entertainment; computer services, namely a website which allows users to access, transmit and receive pre-recorded and live audio, audio-visual and print content in the fields of entertainment and music and links to related websites; and  providing information in the fields of entertainment and music by a variety of media, namely, cable television, television, global computer networks, commercial online networks, narrowband and broadband media.

IMUSIC                 607501           42         Computer services, namely providing on-line newsletters, magazines, e-zines, articles, interviews and reviews in the fields of entertainment and music;
                                                   computer services, namely providing databases featuring general and local
NEW ZEALAND                                        news and other information of interest in the fields of entertainment and music and links to related websites; providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audio-visual and print formats in the fields of entertainment and music and links to related websites.

 MARK/                 SERIAL/
COUNTRY                APP NO.       INT'L CL.                             GOODS/SERVICES COVERED
-------------------------------------------------------------------------------------------------------------------------------
IMUSIC                 49606            35         Promoting the goods and services of others by preparing and placing advertisements and promotions on a website accessed through a global computer information network and other media, namely, cable television,
PUERTO RICO                                        television, global computer networks, commercial on-line networks, narrowband and broadband media; promoting the sale of goods and services of others through promotional contests; and online retail store services featuring musical sound and video recordings and related merchandise in the fields of entertainment and music.

IMUSIC                 49607            41         Providing entertainment and educational services, namely, developing and disseminating in audio, audiovisual and print formats delivered by an on-line global computer network; on-line visual arts, music and
PUERTO RICO                                        entertainment and educational information in the fields of visual arts and music; providing an on-line computer database to access, transmit, and receive information in the fields of entertainment and music; computer services, namely a website which allows users to access, transmit and receive pre-recorded and live audio, audio-visual and print content in the fields of entertainment and music and links to related websites; and
                                                   providing information in the fields of entertainment and music by a variety of media, namely, cable television, television, global computer networks, commercial online networks, narrowband and broadband media.

IMUSIC                 49608            42         Computer services, namely providing on-line newsletters, magazines, e-zines, articles, interviews and reviews in the fields of entertainment and music;
                                                   computer services, namely providing databases featuring general and local
PUERTO RICO                                        news and other information of interest in the fields of entertainment and music and links to related websites; providing access to interactive databases to access, transmit and/or receive content via the on-line global computer network in audio, audio-visual and print formats in the fields of entertainment and music and links to related websites.

IMUSIC                 2300435           9         Musical sound recordings and downloadable musical sound recordings;
                                                   audiovisual recordings and downloadable audiovisual recordings in the fields of entertainment and music; compact discs (CDs); CD-ROMs; pre-recorded audio
UNITED KINGDOM                                     tapes; pre-recorded digital audio and audiovisual tapes; phonograph records featuring music; pre-recorded video tapes; pre-recorded video discs; and
                                                   DVDs.

IMUSIC                 2000-003537      38         Providing electronic online chat rooms for transmission of messages among computer users; telecommunication via the internet.
VENEZUELA

IMUSIC                 2000-003541      41         Providing entertainment and educational services via internet, television, and radio; search links related to culture and entertainment via internet;
VENEZUELA                                          information services related to education and entertainment via internet.

 MARK/                 SERIAL/
COUNTRY                APP NO.       INT'L CL.                             GOODS/SERVICES COVERED
-------------------------------------------------------------------------------------------------------------------------------
IMUSIC                 2000-003524      42         Computer and internet services.

VENEZUELA

                                  ATTACHMENT 2

                               IMUSIC DOMAIN NAMES

                                                      TECHNICAL                               ADMINISTRATIVE
DOMAIN NAME       REGISTRANT                           CONTACT                                    CONTACT              EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------
imusic.com        ARTISTdirect, Inc.     ARTISTdirect, Inc.                            domains@artistdirect.com        23-Aug-2008
                  5670 Wilshire Blvd.,   hostmaster@artistdirect.com                   5670 Wilshire Blvd., Ste. 200
                  Ste. 200               5670 Wilshire Blvd., Ste. 200                 Los Angeles, CA 90036
                  Los Angeles, CA 90036  Los Angeles, CA 90036-5613                    323.634.4000
                                         323-634-4000 fax: 323-634-4299                fax: 323.634.4299

imusic.info       ARTISTdirect, Inc.     Eddings, Kenneth eddingsk@apple.com           Eddings, Kenneth                12-Oct-2006
                  5670 Wilshire Blvd.,   1 Infinite Loop, MS 60-DR                     eddingsk@apple.com
                  Ste. 200               Cupertino, CA 95014                           1 Infinite Loop, MS 60-DR
                  Los Angeles, CA        +1.4089744286                                 Cupertino, CA 95014
                  90036-5613                                                           +1.4089744286

i-music.info      ARTISTdirect, Inc.     Network Solutions, LLC.                       ARTISTdirect, Inc.              12-Oct-2006
                  5670 Wilshire Blvd.,   customerservice@networksolutions.com          5670 Wilshire Blvd., Ste. 200
                  Ste. 200               13200 Woodland Park Drive                     Los Angeles, CA 90036
                  Los Angeles, CA        Herndon, VA 20171-3025                        323-634-4000
                  90036-5613             1-888-642-9675
                                         fax: 571-434-4620

                                  ATTACHMENT 3

                                    INVENTORY

ARTIST                                          DISTRIBUTOR                   CATALOG #                     UNITS
-----------------------------------------------------------------------------------------------------------------
Berlin                                          BMG                           80119010512                     648
Berlin                                          PIAS (Europe)                 IMUCD051                        827
Big Bad Voodoo Daddy                            Pinnacle (UK)                 IMUCD112                        115
Blues Traveler                                  BMG                           80119010732                    1228
Blues Traveler                                  PIAS (Europe)                 IMUCD073                         46
John Doe                                        BMG                           80119010522                     979
John Doe                                        PIAS (Europe)                 IMUCD052                        441
Folk Implosion                                  BMG                           80119010932                    1054
Michael Franti                                  PIAS (Europe)                 IMUCD135                       1150
Michael Franti                                  Pinnacle (UK)                 IMUCD135                        565
Gene                                            BMG                           80119010492                    1025
Gene                                            Pinnacle (UK)                 IMUCD049                       1597
Lisa Germano                                    BMG                           80119011172                    1445
Lisa Germano                                    PIAS (Europe)                 IMUCD117                        286
Eric Idle                                       BMG                           80119011252                     264
Eric Idle                                       PIAS (Europe)                 IMUCD0125                       728
Johnny Marr                                     BMG                           80119010742                    1956
Johnny Marr                                     PIAS (Europe)                 IMUCD074                        566
Johnny Marr                                     PIAS (Europe)                 IMUCDS001                        11
Johnny Marr                                     Pinnacle (UK)                 IMUCDS001                        21
MC Lyte                                         BMG                           80119010942                    2781
MC Lyte                                         PIAS (Europe)                 IMUCD094                       1448
Moe                                             BMG                           80119010952                      82
Moe                                             PIAS (Europe)                 IMUCD095                        684
Motorcycle Mania 3                              PIAS (Europe)                 IMUCD118                          0
                                                Pinnacle (UK)
Sir Mix A Lot                                   PIAS (Europe)                 IMUCD075                        778
Sir Mix A Lot                                   Pinnacle (UK)                 IMUCD075                        125
Speech                                          BMG                           80119010502                     988
Speech                                          PIAS (Europe)                 IMUCD050                       3660
String Cheese Incident                          PIAS (Europe)                 SCI1015                         361
String Cheese Incident                          Pinnacle (UK)                 SCI1015                         342
Tom Tom Club                                    BMG                           80119010722                     252
Tom Tom Club                                    PIAS (Europe)                 IMUCD072                        283
Tre                                             PIAS (Europe)                 IMUCD053                       1761
Tre Hardson                                     BMG                           80119010532                    1290
Tweaker                                         PIAS (Europe)                 IMUCD097                        289
Tweaker                                         Pinnacle (UK)                 IMUCD097                        253
Keller Williams                                 PIAS (Europe)                 SCI1014                         829

ARTIST                                          DISTRIBUTOR                   CATALOG #                     UNITS
-----------------------------------------------------------------------------------------------------------------
Keller Williams                                 Pinnacle (UK)                 SCI1014                         447
                                                                                                           ------
                                                                              TOTAL UNITS                  10,755
                                                                                                           ------

                                  ATTACHMENT 4

                     PENDING THIRD PARTY CHALLENGES TO MARKS

1. The IMUSIC applications in Classes 35, 38, 41, and 42 in Brazil are subject to opposition proceedings filed by BMG Brasil LTDA based on its I [HEART] MUSIC mark.

2. The IMUSIC application in Class 9 in Costa Rica is subject to an opposition proceeding filed by Emusica, SA based on its EMUSICA mark.

                                  ATTACHMENT 5

             ASSIGNMENT OF TRADEMARK AND SERVICE MARK REGISTRATIONS
                                AND APPLICATIONS

      WHEREAS, ARTISTdirect, Inc. ("ARTISTdirect"), a corporation organized and existing under the laws of the state of Delaware located at 10900 Wilshire Blvd., Suite 1400, Los Angeles, California 90024, is, to the best of its knowledge, the owner of the trademarks and service marks, in the identified countries, set forth in the attached Schedule 1 (the "Marks").

      WHEREAS Apple Computer, Inc. (Assignee), a corporation organized and existing under the laws of the state of California located at 1 Infinite Loop, Cupertino, California 95014, wishes to acquire the Marks and the registrations and applications therefor and the goodwill of the business pertaining thereto;

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, ARTISTdirect does hereby assign and quitclaim unto the said Assignee all of its right, title and interest in and to the Marks, together with the goodwill of the business symbolized thereby, including the registrations and applications therefor as set forth in the attached Schedule 1.

                                                 ARTISTdirect, Inc.

Date: ________________                           By: ___________________________
                                                 Name:
                                                 Title:

State of _______________)
                        ) ss:
County of ______________)

      On this _____ day of _____________, 2004, before me appeared ___________, the person who signed this instrument, who acknowledged that he signed it as a free act on behalf of the identified assignor with authority to do so.

Notary Public: _________________________             [Notarial Seal]
My Commission Expires: ______________________

                                  ATTACHMENT 6

                             DOMAIN NAME ASSIGNMENT

      WHEREAS, ARTISTdirect, Inc., a corporation existing and organized under the laws of Delaware, with offices at 10900 Wilshire Blvd., Suite 1400, Los Angeles, California 90024 ("ARTISTdirect"), is the registered owner of the following domain names which incorporate the term "IMUSIC": IMUSIC.COM, IMUSIC.INFO, and I-MUSIC.INFO (hereinafter, "IMUSIC Domains"); and

      WHEREAS, Apple Computer, Inc., a corporation existing and organized under the laws of the state of California, with offices at 1 Infinite Loop, Cupertino, California 95014 ("Apple"), desires to acquire, and ARTISTdirect agrees to assign and quitclaim, all rights that ARTISTdirect owns in the IMUSIC Domains.

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

      1. ARTISTdirect agrees to sell, transfer, assign, deliver and quitclaim to Apple, and Apple agrees to purchase and acquire, all of ARTISTdirect's rights, title and interest in and to the top level domain names IMUSIC.COM, IMUSIC.INFO, and I-MUSIC.INFO, including without limitation the goodwill pertaining thereto, and all of ARTISTdirect's related worldwide rights.

      2. ARTISTdirect represents and warrants that it has not licensed or transferred any rights in or to the IMUSIC Domains to any third party; that it has the full authority to make this transfer of rights to Apple; and that, to the best of its knowledge, there are no pending third party disputes or claims related to the IMUSIC Domains.

      3. ARTISTdirect agrees that it shall immediately terminate all use of the IMUSIC Domains and that it will immediately transfer to Apple the IMUSIC Domains. ARTISTdirect agrees that it will not seek or assist or encourage others to seek to interfere with ownership of the IMUSIC Domains, nor will it attempt to register or use any other confusingly similar domain names or marks, in the United States or abroad. ARTISTdirect agrees to take all such further action necessary to effectuate transfer of the IMUSIC Domains to Apple.

      4. This Agreement may be amended or modified only by a written instrument executed by both of the parties.

      5. This Agreement shall be binding upon the parties hereto, their successors, and assigns, and upon any and all others acting by or through them, or in privity with them, or under their direction.

      6. This Agreement is governed exclusively by the laws of the State of California, without regard to its conflict of law provisions.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date signed by both parties.

ARTISTDIRECT, INC.

By:    _____________________________
Title: _____________________________
Date:  _____________________________

APPLE COMPUTER, INC.

By:    ______________________________
Title: ______________________________
Date:  ______________________________